Investor Presentation June 2017

TECHNOLOGY | INNOVATION | SOLUTIONS Forward-looking Statements & Non-GAAP Financial Information Forward-Looking Language This presentation contains "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "will" and similar references to future periods. Examples of forward-looking statements include, among others, statements regarding operating results, such as revenue growth and profitability, market demand, cost efficiencies, and strategy for growth, product development, customer service and market position. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, our ability to achieve operational efficiencies and meet customer demand for products and services and the risks described in the Company's filings with the SEC, including the risk factors set forth in Item 1A of the our Annual Report for the fiscal year ended March 31, 2017, which may be accessed at www.sec.gov or www.agilysys.com. Any forward-looking statement made in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement that may be made from time to time, whether written or oral, whether as a result of new information, future developments or otherwise. Use of Non-GAAP Financial Information To supplement the unaudited condensed consolidated financial statements presented in accordance with U.S. GAAP in this presentation, we use adjusted earnings from operation, a non-GAAP financial measure as defined by the SEC rules. We believe that such information can enhance understanding of the company's ongoing operations. See the tables on slide 19 for reconciliations to the comparable GAAP measures. 2

WHO WE ARE AND WHAT WE DO 3

TECHNOLOGY | INNOVATION | SOLUTIONS We Provide Leading Hospitality Solutions Lodging Solutions ~250k rooms at 3/31/17, +4% since 3/31/16 F&B Solutions ~40k end points at 3/31/17, +12% since 3/31/16 POINT-OF-SALE 57% of Revenue 23% of Revenue DOCUMENT MANAGEMENT 10% of Revenue INVENTORY & PROCUREMENT 3% of Revenue 6% of Revenue 1% of Revenue WORKFORCE MANAGEMENT rGUEST PRODUCTS: PAY, SEAT & ANALYZE PROPERTY MANAGEMENT Note: Revenue contribution figures represent percentage for the twelve months ended March 31, 2017 4

TECHNOLOGY | INNOVATION | SOLUTIONS Gaming Hotels, Resorts and Cruise Food Service Restaurants, Universities, Stadia and Healthcare We Serve Leading Hospitality Brands 5 Note: Revenue contribution figures represent percentage of revenue for the twelve months ended March 31, 2017 51% 21% 17% 11% Revenue Mix by Market Gaming Hotels/Resorts/Cruise Food Service RUSH

TECHNOLOGY | INNOVATION | SOLUTIONS Our Solutions Support The Full Guest Experience Dining Experience Lodging Experience HOTEL Discover Imagine Book Arrive Depart Reflect and Share Enjoy Pay Consume Inspire Guest Customers are shopping for memorable experiences When expectations are met, a virtuous cycle begins, with experiences being shared again and again 6

TECHNOLOGY | INNOVATION | SOLUTIONS Addressing the Guest Experience Lifecycle Optimize Operations, Reduce Costs Personalized Service, Increase Lifetime Value Guest Recruitment, Increase Sales Wallet Share Growth, Improve Profitability 7

TECHNOLOGY | INNOVATION | SOLUTIONS Agilysys Products rGuest Well-Established Partner Food & Beverage Lodging Cross- Functional 8

TECHNOLOGY | INNOVATION | SOLUTIONS Agilysys Competitive Position Hardware Centric • Significant revenue from hardware Software Centric • Majority of revenue from software Point Solutions • Represents all or majority of revenue • Some related modules Hospitality Suite • POS & PMS • Broad solution coverage / 9 All trademarks and registered trademarks are the property of their respective owners.

TECHNOLOGY | INNOVATION | SOLUTIONS What Makes Agilysys Different? Market-leading hospitality knowledge coupled with top technology talent Competitive Strengths Scalability Support deployments from single lane café (POS) to 100K+ room enterprise (PMS) on a single instance Scalability & Enterprise Structure Scalability Only industry we address; proven service and satisfaction has led to industry-leading average customer life of over ten years Hospitality Customer Focused Scalability Successfully running mission critical operations for high-profile accounts with 99.9% uptime Stability Scalability Handle disconnected scenarios for weeks at a time Offline Capabilities Scalability Full-service platform that enables enterprise integration and unfettered data access Integration & Access 10

TECHNOLOGY | INNOVATION | SOLUTIONS Strategic & Tactical Initiatives • Achieving added leverage from our significant competitive advantages and resources. • Increasing investments in crucial growth areas without any significant impact on overall spend in percentage of revenue terms. Expect to increase R&D resources by about 40% in FY18, without any significant ramp-up in overall R&D spend as a percentage of revenue. • Improve our overall financial performance including accelerating revenue growth and achieving profitability. • By operating more efficiently, expect to exit FY18 with positive adjusted earnings from operations run rate and expect to generate cash starting in FY19. • Focused on positioning company to achieve significantly higher revenue and profitability growth beginning in FY19. • Improving product and solutions delivery velocity. • Customers want to do more business with Agilysys leading to internal focus on delivering the products and solutions they require at a faster pace. • Expanding ability to address potential in new geographical markets including Asia and Europe. • Recently hired experienced executives to lead APAC and EMEA operations. • Expansion in R&D capacity will help drive product availability to address more international markets. • India Development Center will support expansion of business in Asia. 11

TECHNOLOGY | INNOVATION | SOLUTIONS Business Transformation & Customer Service • Business Transformation • Driving efficiency & cost savings • High performance execution • Innovation in all areas • Focus on Great Customer Service • The heart of everything we do • Spending more face time with customers • Listening to their business needs & solution concerns • Sharing our product roadmaps & inviting input • Duplicate our success in Gaming across other verticals 12

TECHNOLOGY | INNOVATION | SOLUTIONS India Development Center 13 Delhi Chennai Kolkata Mumbai Pune Bengaluru Hyderabad Kanpur Ahmedabad IDC • 17,000 Square Feet • 160 Employee Capacity • ~60-70 New Hires by July 31 • Full Capacity EOY FY18 • Other Tenants • Amazon, Cisco, Citi, GE

FINANCIAL OVERVIEW 14

TECHNOLOGY | INNOVATION | SOLUTIONS Evolving Business, Evolving P&L Financial Metrics and Valuation Share Price (6/16/17) $9.61 Diluted Shares Outstanding 22.6M Diluted Market Capitalization $217M Cash (as of 3/31/17) $49.3M Debt (as of 3/31/17) $0.2M Enterprise Value $168M Revenue $127.7M Gross Profit $63.8M Adjusted EBITDA^ $4.5M Adjusted Operating Loss^ ($11.6M) Earnings per Share ($0.52) EV/Revenue 1.3x EV/Gross Profit 2.6x Business Metrics (as of 3/31/17) Direct POS End Points Managed Y/Y Growth ~40k 12% Direct Hotel Rooms Managed Y/Y Growth ~250k 4% Recurring Revenue As % of Total Revenue 50% Subscription Revenue As % of Recurring Revenue 24% Subscription Revenue Growth Y/Y 44% rGuest as % of Total Revenue 6% New Customer Count 124 ^Non-GAAP measure, see reconciliation on slide 19. 15

TECHNOLOGY | INNOVATION | SOLUTIONS Diversified Revenue Base 51% 21% 17% 11% Gaming Hotels & Resorts Food Service RUSH 38% 30% 20% 12% Support Products Professional Services Subscription 94% 6% Iconic rGuest Revenue by Market Vertical* Revenue by Type* Revenue by Solution Type* *For the fiscal year ended March 31, 2017 16

TECHNOLOGY | INNOVATION | SOLUTIONS Strong Balance Sheet Consolidated Balance Sheet (in thousands) March 31, 2016 March 31, 2017 Cash, cash equivalents and marketable securities $60,608 $49,255 Other current assets 34,893 24,265 Long-term assets 89,656 93,785 Total assets $185,157 $167,305 Current liabilities $54,100 $46,337 Other liabilities 7,584 7,299 Total liabilities $61,684 $53,636 Shareholders’ equity 123,473 113,669 Total liabilities and shareholders’ equity $185,157 $167,305 17

TECHNOLOGY | INNOVATION | SOLUTIONS Historical Financial Results All numbers in thousands, except per share data *FY14 results reflect the sale of RSG and UK entity as discontinued operations ^ Non-GAAP measure, see reconciliation on slide 19 $101,261 $103,514 $120,366 $127,678 $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 FY14 FY15 FY16 FY17 Revenue * ($9,773) ($19,289) ($16,661) ($11,569) ($25,000) ($20,000) ($15,000) ($10,000) ($5,000) $0 FY14 FY15 FY16 FY17 Adjusted Earnings from Operations^ $6,450 $1,174 $4,287 $4,478 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 FY14 FY15 FY16 FY17 Adjusted EBITDA^ ($2,895) ($11,497) ($3,765) ($11,721) ($14,000) ($12,000) ($10,000) ($8,000) ($6,000) ($4,000) ($2,000) $0 FY14 FY15 FY16 FY17 Loss from Continuing Operations * 18

TECHNOLOGY | INNOVATION | SOLUTIONS Non-GAAP Reconciliation 19 2017 2016 2015 2014 Net loss (11,721)$ (3,765)$ (11,497)$ (2,895)$ Income tax expense (benefit) 236 6 (1,054) (2,491) Loss before taxes (11,485) (3,759) (12,551) (5,386) Depreciation of fixed assets 2,409 2,199 2,225 2,074 Amortization of intangibles 1,392 1,243 3,461 6,414 Amortization of developed technology 8,012 1,022 1,294 327 Interest (income) expense (147) (63) (62) 61 EBITDA (b) 181 642 (5,633) 3,490 Share-based compensation 2,427 3,405 3,141 2,119 Restructuring, severance and other charges 1,561 283 1,482 1,377 Asset write-offs and other fair value adjustments - 180 1,836 327 Other non-operating (income) expense 224 (491) 146 (863) Legal settlements 85 268 203 - Adjusted EBITDA (a) 4,478$ 4,287$ 1,174$ 6,450$ Capital expenditures (4,158) (5,900) (4,650) (4,023) Capitalized software development costs (11,888) (15,048) (15,813) (12,200) Adjusted Earnings from Operations (c) (11,568)$ (16,661)$ (19,288)$ (9,773)$ (a) Adjusted EBITDA, a non-GAAP financial measure, is defined as income before income taxes, interest expense (net of interest income), depreciation and amortization (including amortization of developed technology), and excluding charges relating to i) legal settlements, ii) restructuring, severance, and other charges, iii) asset write-offs and other fair value adjustments, iv) share-based compensation, and v) other non-operating (income) expense (b) EBITDA is defined as net income before income taxes, interest expense, depreciation and amortization (c) Adjusted Earnings from Operations, a non-GAAP financial measure, is defined as Adjusted EBITDA, less capital expenditures and capitalized software development costs AGILYSYS, INC. RECONCILIATION OF NET LOSS TO ADJUSTED EARNINGS FROM OPERATIONS (UNAUDITED) (In thousands) Twelve Months Ended March 31

TECHNOLOGY | INNOVATION | SOLUTIONS Spend and Spend as % of Revenue $10,000 $15,000 $20,000 $25,000 $30,000 FY14 FY15 FY16 FY17 Spend for PD, S&M, and G&A (GAAP) Product Development Sales and Marketing General and Administrative 10% 15% 20% 25% 30% FY14 FY15 FY16 FY17 Spend as a % of Revenue for PD, S&M, and G&A (GAAP) Product Development Sales and Marketing General and Administrative 20

TECHNOLOGY | INNOVATION | SOLUTIONS Cash Flow FY17 FY16 FY15 FY14 Operating activities (Loss) income from continuing operations (11,721)$ (3,765)$ (11,497)$ (2,895)$ Non cash adjustments, restructuring, legal settlements 14,110$ 7,741$ 10,117$ 10,024$ Changes in assets & liabilities 1,044$ 3,242$ (806)$ (5,745)$ Net cash provided by (used in) operating activities 3,433$ 7,218$ (2,186)$ 1,384$ Investing activities Property & equipment (4,158)$ (5,900)$ (4,650)$ (4,023)$ Capitalized developed software (11,888)$ (15,048)$ (15,813)$ (12,200)$ Investments 2,181$ (65)$ 1,771$ (87)$ (Acquistions) & Divestitures -$ -$ (2,941)$ 34,034$ Net cash provided by (used in) investing activities (13,865)$ (21,013)$ (21,632)$ 17,724$ Net cash provide by (used in) financing activities (847)$ (577)$ (401)$ (883)$ Effect of exchange rate (74)$ (87)$ (280)$ (44)$ Increase (decrease) in cash & cash equivalents-cont ops (11,353)$ (14,459)$ (24,499)$ 18,181$ Increase (decrease) in cash & cash equivalents-disc ops -$ -$ -$ (1,546)$ Cash & cash equivalents - beginning of period 60,608$ 75,067$ 99,566$ 82,931$ Cash & cash equivalents - end of period 49,255$ 60,608$ 75,067$ 99,566$ 21

TECHNOLOGY | INNOVATION | SOLUTIONS Great Market Opportunity Type Terminal s Rooms Terminals Rooms Terminal s Rooms Terminals Rooms Terminal s Rooms aming $10 $10 $20 $20 $40 $30 $5 $5 $90 $100 HRC $200 $500 $300 $600 $200 $400 $20 $50 $700 $1,500 FSM High End $10 $20 $20 $5 $50 Food Services $700 $400 $1,000 $300 $2,400 Total ARR Market Opportunity $920 $510 $740 $620 $1,260 $430 $330 $55 $3,240 $1,600 Total Geography APAC EMEA North America South America Total $1,430 $1,360 $1,690 $385 $4,840 ($ in millions) Agilysys Revenue ~ $130M Product roadmap significantly expands total addressable market Industry growth expected at 5-7% annually (commissioned IHL and STR study) 22

TECHNOLOGY | INNOVATION | SOLUTIONS $128 $148 $168 $188 $208 $228 $248 $268 $288 FY17 FY18 FY19 FY20 FY21 Mill io n s Revenue Possibilities 20% CAGR 15% CAGR 10% CAGR Estimated 10%-20% Four-Year Revenue Growth CAGR Adjusted Earnings from Operations 10%-15% of Revenue in FY2020 is Possible 23

TECHNOLOGY | INNOVATION | SOLUTIONS Fiscal 2018 Outlook • Revenue of approximately $136 - $140 million compared to fiscal 2017 revenue of $127.7 million • Expect bookings will continue to favor subscription-type contracts • Gross margin is expected to be in the low-50% range • Reflects the impact of higher cost of goods sold related to the previously announced general availability of early versions of rGuest Stay and Buy in FY17 • Expect to generate positive Adjusted Earnings from Operations (non-GAAP measure) in the fourth quarter of fiscal 2018 • This would represent the first quarter with positive Adjusted Earnings from Operation since prior to FY14, the year the Company became a pure play hospitality company. 24

TECHNOLOGY | INNOVATION | SOLUTIONS Thank You 25